LOOMIS SAYLES VALUE FUND

(the “Fund”)

Supplement dated June 19, 2007 to the Loomis Sayles Value Fund Statement of Additional Information,
dated June 1, 2007, as may be revised and supplemented from time to time

Effective August 1, 2007, the name of the Distributor of the Fund (the “Distributor”) will change from IXIS Asset Management Distributors, L.P. to Natixis Distributors, L.P., and all references to the Distributor will change as such.

Effective August 6, 2007, the name of the fund family will change from IXIS Advisor Funds to Natixis Funds. Thus, all references to IXIS Advisor Funds and www.ixisadvisorfunds.com are replaced with Natixis Funds and www.funds.natixis.com, respectively.

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On June 1, 2007, the Board of Trustees (the “Board”) of the IXIS Advisor Funds approved the termination of offering of Class B shares. No new accounts will be opened in Class B shares after July 30, 2007. No additional investments into Class B shares may be made after October 12, 2007, including investments by existing Class B shareholders. For Class B shares outstanding on October 12, 2007 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated contingent deferred sales charge (“CDSC”) schedules, conversion features and distribution and shareholder service plan fees, will continue in effect.

SP355-0607